                            INDEMNIFICATION AGREEMENT


This Agreement is between Payless Cashways, Inc. and __________. In this Agreement, "Payless," "we" or "us" refers to Payless Cashways, Inc. and "you" refers to _____________. The glossary attached as Exhibit "A" defines certain other capitalized terms used in this Agreement.

         1.       Date.

         This date of this Agreement is February __, 1999.

         2. Purpose of the Agreement.

         We desire to attract and retain your services as a Payless director or officer. We recognize, however, that you might be concerned because directors and officers are sometimes named as parties in expensive litigation. To help alleviate that concern and to induce you to serve, we agree to indemnify you for certain expenses potentially resulting from such litigation. We also agree to use reasonable efforts to maintain directors' and officers' insurance for your benefit.

         3.       Agreement to Serve.

         You agree to serve or to continue to serve as Payless' ___________ until you are no longer duly appointed, elected or qualified or until you resign.

         4. Directors' and Officers' Insurance.

         We agree to use reasonable efforts to maintain one or more enforceable policies of directors' and officers' insurance for your benefit. The insurance will provide coverage in amounts which our Board of Directors determines to be reasonable. Our obligation to maintain insurance ends when you are no longer serving Payless in your present capacity and there is no reasonable possibility that someone will sue you based on your prior service to Payless in that capacity. Our obligation to maintain insurance will also cease if such insurance is not reasonably available or if our Board of Directors determines that the cost of providing the insurance exceeds its benefits.

         5.       Agreement to Indemnify.

         Subject to the limitations set forth in Section 7 of this Agreement, we agree to indemnify you for your expenses resulting from a threatened, pending or completed Proceeding, including any Proceeding by or in the right of Payless, if you meet the following requirements:

         - You are (or at the time in question were) serving as our Agent, or as the Agent of another entity at our request;

         - You acted in good faith and in a manner you reasonably believed to be in (or not opposed to) our best interests;

         - You had no reason to believe your conduct was unlawful (if the Proceeding against you is criminal); and

         -    Delaware law does not prohibit us from indemnifying you.

         6.       Advancement of Expenses.

         Subject to the limitations set forth in Section 7 of the Agreement and subject to the following conditions, we will advance all costs and expenses you reasonably incur in connection with the investigation, defense, settlement or appeal of any Proceeding upon receipt from you of:

         - Your written affirmation of your good faith belief that you have met the standard of conduct necessary for indemnification set forth in Section 5 of this Agreement; and

         - Your undertaking (or an undertaking on your behalf) to repay all amounts so advanced if a court having final jurisdiction determines that you are not entitled to indemnification for such expenses under this Agreement or otherwise.

         7.       Limitation of Indemnity.

         Notwithstanding  anything  to the  contrary  contained  in  Section  5,
Section 6 or any other section of this Agreement, we will not indemnify you or advance expenses in connection with a Proceeding which you initiated unless our Board of Directors authorized the Proceeding (or any part thereof). We also will not indemnify you:

         - to the extent that payment is made to you or on your behalf under a valid and collectible insurance policy;

         - to the extent that you receive payment other than under this Agreement;

         -    with  respect  to  directors'  acts or  omissions  for  which  our
              Certificate  of  Incorporation   may  not  limit  liability  under
              Delaware law; or

         - if a court having final jurisdiction determines in a final decision that such indemnification is not lawful.

         8.       Notification of Right to Indemnification.

         You agree to notify us promptly after your receipt of notice that a Proceeding has been brought (or is threatened to be brought) against you. If your failure to notify us promptly prejudices us in our defense of a Proceeding, we will be relieved of liability under this Agreement to the extent of the prejudice.

         9.       Notice to Insurer.

         If we have directors' and officers' liability insurance in effect at the time we receive notice of a Proceeding from you, we will give prompt notice to the insurer in accordance with the requirements of the insurance policy. We will take all necessary or desirable action to cause the insurer to pay all amounts owed under the terms of the policy.

         10.      Determination of Right to Indemnification.

         Subject to the limitations set forth in Section 7 of this Agreement, we agree to indemnify you if you meet the requirements for indemnification set forth in Section 5 of this Agreement. We will determine whether you meet those requirements using one of the following three methods:

         - by a majority vote of directors who are not parties to the Proceeding (regardless of whether there are enough such directors to constitute a quorum);

         - by Independent Legal Counsel selected by directors who are not parties to the Proceeding; or

         - by vote of our stockholders, if there are no directors who are not parties to the Proceeding.

If Independent Legal Counsel determines your entitlement to indemnification under this Section 10, we will pay all reasonable fees and expenses incurred by such counsel in connection with such determination.

          The persons determining your entitlement to indemnification will presume that you are entitled to indemnification. The termination of any Proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or the equivalent, will not create a presumption that you did not act in good faith and in a manner you believed to be in (or not opposed to) our best interests. Such a termination also will not create a presumption that you had reasonable cause to believe that your conduct was unlawful.

         Following our determination of your entitlement to indemnification, our Secretary or another corporate officer will notify you in writing of such determination. If we determine that you are not entitled to indemnification, you may pursue the remedies provided by Section 14 of this Agreement.

         11.      Payment of Indemnification.

         If we determine that you are entitled to indemnification, we will pay all costs and expenses you reasonably incurred in connection with the Proceeding in question. In addition, we will pay all expenses you reasonably incurred in cooperating with the persons responsible for determining your right to indemnification, regardless of whether we determine that you are entitled to indemnification.

         Our obligations to make payments under this Agreement are not subject to diminution by set off, counterclaim, abatement or otherwise. However, you will not be released from any liability or obligation that you may owe us, whether under this Agreement or otherwise.

         12.      Assumption of Defense.

         If we are required to pay the costs of any Proceeding brought against you, we shall have the right to assume the defense of such Proceeding, with counsel approved by you, upon delivery to you of written notice of our election to assume the defense. Notwithstanding the foregoing, however, we shall not have the right to assume your defense in any Proceeding brought by or in the right of Payless or as to which you have reasonably concluded that there is a conflict of interest between you and us in the conduct of the defense.

         After we have delivered notice to you that we intend to assume the defense of a Proceeding, you will have the right to employ separate counsel at your expense. We will not be liable to you under this Agreement for any fees of counsel you subsequently incur with respect to the Proceeding, unless:

         - We previously have authorized you to employ separate counsel at our expense;

         - You reasonably have concluded that there is a conflict of interest between you and us in the conduct of your defense; or

         - We have failed to employ counsel to assume your defense in such Proceeding.

         13.      Cooperation and Settlement of Claim.

         You agree to give us such information and cooperation as we may reasonably request in defense of any claim or threat of a claim.

         You agree that we are not obligated to indemnify you under this Agreement for any amounts you pay to settle any action or claim without our prior written consent. We agree not to settle any action or claim in any manner that will impose any penalty or limitation on you without your prior written consent.

         Each party to this Agreement agrees not to unreasonably withhold consent to any proposed settlement. If either party refuses to agree to a proposed settlement acceptable to the other party, Payless will retain Independent Legal Counsel reasonably acceptable to you for the purpose of determining whether the proposed settlement is reasonable under the circumstances. Payless will pay all reasonable fees and expenses incurred by Independent Legal Counsel in connection with such determination. If Independent Legal Counsel determines that the proposed settlement is reasonable under all the circumstances, the party advocating the settlement may consummate the settlement without the consent of the other party.

         14.      Your Remedies.

         If we fail to honor our obligations under Section 6 of this Agreement, or if we determine that you are not entitled to indemnification under this Agreement, you may seek (a) an adjudication in an appropriate court in the State of Delaware or in any other court of competent jurisdiction, or (b) an award in arbitration to be conducted by a single arbitrator under the rules of the American Arbitration Association, for the purpose of enforcing your rights under this Agreement. However, you may not seek such an adjudication or arbitration later than 180 days following the earlier of (x) the date of notice of a determination that you are not entitled to indemnification, or (y) the date 60 days after we receive your request for indemnification.

         Any judicial proceeding or arbitration commenced under this Section 14 shall be conducted de novo and without presumption that you are not entitled to indemnification.

         If the court or arbitrator determines that you are entitled to indemnification, we shall be bound by such determination, unless:

         - You have misstated a material fact or omitted a material fact necessary to make your statements in connection with the request for indemnification not misleading; or

         -    Applicable law prohibits us from indemnifying you.

In addition, we will pay your reasonable expenses incurred in successfully establishing your right to indemnification or advancement of expenses in any action (or settlement thereof) under this Section 14.

         We shall be precluded from asserting in any judicial proceeding or arbitration commenced under this Section 14 that the procedures and presumptions set forth in this Agreement are not enforceable. We agree to stipulate in any such court or before any such arbitrator that we are bound by all of the provisions of this Agreement.

         15.      Notice.

         All notices, requests, demands and other communications relating to this Agreement shall be in writing and shall be deemed to be duly given if (a) delivered by hand and receipted for by the party to whom the notice or communication was directed, or (b) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it was so mailed:

         if to you, to:

         -------------------------
         -------------------------
         -------------------------

         or to such other address as you furnish us, and

         if to Payless, to:

         Payless Cashways, Inc.
         Two Pershing Square
         2300 Main
         Kansas City, MO 64108
         Attention: Secretary/Assistant Secretary

         With a copy to:

         Blackwell Sanders Peper Martin LLP
         2300 Main Street, Suite 1000

         Kansas City, MO 64108
         Attention: Gary D. Gilson

         or to such other address as we furnish you.

         16.      Severability.

         If a court of competent jurisdiction determines that any portion of the Agreement is unenforceable, we will nevertheless indemnify you to the full extent permitted by the enforceable portions of the Agreement. The invalidity or unenforceability of any provision(s) of this Agreement will not affect the enforceability of the Agreement's other provisions.

         17.      Modification and Waiver.

         Any supplement, modification or amendment to this Agreement will be binding only if both parties have executed it.

         If either party waives any of the provisions of this Agreement, such waiver will be effective only as to the particular provision and matter expressly waived.

         18.      Continuation of Indemnity.

         Our obligations under this Agreement shall continue during the period in which (a) you are (or have consented to be) an Agent of Payless, or (b) are serving as an Agent of another corporation, partnership, joint venture, trust or other enterprise at our request. Our obligations shall also continue for as long as you are subject to any possible claim or threatened, pending or competed Proceeding by reason of your service in such capacity.

         19.      Binding Effect.

         This Agreement binds us and our successors and assigns.  This Agreement
inures  to  the   benefit  of  you  and  your  heirs,   assigns   and   personal
representatives.

         20.      Non-Exclusivity.

         The indemnification to which you are entitled under this Agreement is not exclusive of any other indemnification to which you are or may be entitled.

         21.      Subrogation Rights.

         If we pay any amounts under this Agreement, we will be subrogated to the extent of such payment to your rights of recovery against any person or organization. You agree to execute all papers required and to do everything that may be reasonably necessary to secure such rights for us.

         22.      Agreement to Supersede.

         This Agreement supersedes any other prior written indemnification agreement between you and us.

         23.      Governing Law.

         This Agreement shall be construed, enforced and governed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in that state.

         24.      Counterparts.

         The parties may execute any number of counterparts of this Agreement, each of which will be an original.

         25.      Headings.

         The headings of the paragraphs in this Agreement are for convenience only. They do not constitute part of the Agreement and do not affect the construction of it.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;
                             SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, The parties have executed this Agreement as of the day and year first above written.


                                                      PAYLESS CASHWAYS, INC.

         -----------------------------
         By:__________________________
                                                      Title:____________________


                                                      [INDIVIDUAL]

         ------------------------------

                                   Exhibit "A"

                                    Glossary

         "Agent"

         "Agent" means:

          - any person who is or was a director, officer, employee, agent or fiduciary of Payless or a subsidiary of Payless; or
          - any person who is or was serving as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise or entity (including service with respect to an employee benefit plan), if such service is or was at the request of, or for the convenience of, or to represent the interests of, Payless or a subsidiary of Payless.

         "Expenses"

         "Expenses" are all direct and indirect costs of any type or nature which you actually and reasonably incur in connection with the investigation, defense or appeal of a Proceeding or establishing or enforcing a right to indemnification under the Agreement, Delaware corporation law or otherwise. "Expenses" include, without limitation, all attorneys' fees and related disbursements, other out-of-pocket costs and reasonable compensation for time spent by you for which you are not otherwise compensated by us or any third party. "Expenses" also include all judgments, fines, and Employee Retirement Income Security Act excise taxes or penalties.

         "Independent Legal Counsel"

         "Independent Legal Counsel" means a law firm, a member of a law firm, or an independent practitioner that is experienced in matters of corporation law and does not have a conflict of interest (under applicable standards of professional conduct) in representing either Payless or you in an action to determine your rights under this Agreement.

         "Proceeding"

         "Proceeding" means any threatened, pending or completed action, suit or other proceeding, whether civil, criminal, administrative, investigative or of another type to which you are a party or are threatened to be made a party, or are otherwise involved, including involvement as a witness.